                               ------------------
                                MAIRS AND POWER
                               INCOME FUND, INC.
                               ------------------

3RD QUARTER REPORT

September 30, 1996

332 Minnesota Street
W-2062 First National Bank Building
St. Paul, Minnesota 55101
612-222-8478

                                                               November 14, 1996

To Our Shareholders:

THIRD QUARTER RESULTS

  The Income Fund recorded further gains in the third quarter as the stock market continued to perform magnificently and the bond market did an about face from a disappointing first half. Based on a net asset value of $70.75 per share on September 30, 1996, the Fund produced a total investment return of 3.8% during the quarter after adjustment for the reinvestment of cash dividends. This compared with respective returns of 4.6% for the Dow Jones Industrial Average, 3.1% for the Standard & Poor's 500 and 1.8% for the Lehman Bros. Gov't/Corp. Bond Index. For the first nine months, the Fund broke into "double digits" with a 10.7% total return as compared to comparable returns of 16.9% for the DJIA, 13.5% for the S&P 500 and a negative 0.2% for the Lehman Bros. Gov't/Corp. Bond Index. The Fund continued to compare favorably with a CDA/Wiesenberger universe of 278 balanced mutual funds which had a 7.6% return since the beginning of the year.

  Overall economic growth as measured by Gross Domestic Product slipped to a more sustainable 2.2% annual rate (preliminary basis) in the third quarter from an unusually high 4.7% rate reported for the second quarter. The primary cause for the slowdown was a sharp drop-off in the rate of consumer spending growth (+0.4%) which more than offset a jump in business spending (+18.9%). Inflation remained under very good control in the quarter with the Consumer Price Index advancing at only a 2.6% annual rate which compared with 4.0% and 3.1% rates for the first and second quarters, respectively. Despite a slowing economy, corporate profits turned in a remarkably strong performance as indicated by a recent BUSINESS WEEK survey of 900 companies which showed a year to year gain of some 13%.

  Reflecting the continuing strength in corporate profits, the stock market increased for the seventh consecutive quarter in the third quarter. The best performing groups included financials, health care, technology and certain selected basic industries (chemicals and papers). In line with the slowdown in consumer spending, the worst performing groups included consumer (cyclicals and services), transportation, utilities and most industrial groups sensitive to changes in the overall level of economic activity. Among the individual company holdings in the Fund, Hershey Foods (+37.0%), IBM (+25.8%), and Norwest (+16.8%) performed the best while Sturm, Ruger (-16.8%), GTE (-14.0%) and Hormel Foods (-12.6%) fared the worst.

FUTURE OUTLOOK

  Current indications are that the slower rate of economic growth in evidence in the third quarter will continue in the fourth quarter and on into 1997. While the rate of business spending may slip from the torrid pace in the third quarter, consumer spending is expected to pick-up the slack with personal income growth continuing unabated. If a more normal growth in consumer spending resumes as we project, recent concerns over unplanned inventory accumulation will prove to be premature. Considering the outlook for continuing economic growth, corporate profits should also continue expanding although at a somewhat slower rate in the 5-10% range as the benefits from past restructuring moves begin to diminish.

  With inflation expected to remain well in check over the near term, prospects seem to favor continued improvement for the bond market. However, this improvement will likely take place more at the longer end of the yield curve unless the Federal Reserve makes a move to stimulate the economy. We do not think this will happen as long as the economy continues to show some forward progress and inflation concerns are still around.

  Turning to the stock market, we continue to have a positive outlook despite the strength shown over the past couple of years. While valuation levels have moved up, they still appear to be well below past extremes when the market sold above 20 times estimated coming year earnings. Thus, as long as prospects favor rising corporate earnings and stable to falling interest rates, a constructive attitude toward the stock market still seems warranted.

                                                                William B. Frels

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

  FACE                                                                                                        MARKET
 AMOUNT                               FIXED INCOME SECURITIES                                   COST          VALUE
---------   ---------------------------------------------------------------------------     ------------   ------------
            U.S. TREASURY & FEDERAL AGENCY OBLIGATIONS 12.4%
$200,000    U.S. Treasury Notes                                  7.125%         9/30/99     $    197,172   $    204,563
 250,000    Federal Home Loan Bank                                7.03%         5/21/01          250,000        250,600
 250,000    Federal Home Loan Bank                                7.48%         6/28/01          250,000        251,623
 250,000    Federal Home Loan Bank                                7.42%         7/08/03          250,000        251,705
 250,000    Federal Home Loan Bank                                7.20%         9/11/03          250,000        248,303
 250,000    Federal Home Loan Mortgage Corporation                7.00%         3/24/03          250,000        248,200
 250,000    Federal Home Loan Mortgage Corporation                7.30%         7/27/05          250,000        245,988
 250,000    Federal Home Loan Mortgage Corporation                7.00%         3/13/06          250,000        240,815
 250,000    Federal National Mortgage Association                 6.67%         2/06/06          249,531        239,844
 250,000    Federal National Mortgage Association                 7.15%        11/03/10          246,750        238,280
                                                                                            ------------   ------------
                                                                                               2,443,453      2,419,921
                                                                                            ------------   ------------
            OTHER NON-CONVERTIBLE BONDS 9.9%
 250,000    Dupont (E.I.) de Nemours & Company                    6.00%        12/01/01          249,750        241,563
 250,000    Household Finance Corp.                               7.00%         2/15/03          250,000        248,078
 265,000    J. C. Penney & Co.                                    6.00%         5/01/06          239,613        239,841
 250,000    Merrill Lynch and Co., Inc.                           7.00%         4/27/08          247,978        241,875
 250,000    General Foods Corporation                             7.00%         6/15/11          240,000        234,718
 250,000    Ford Motor Company Debentures                         9.50%         9/15/11          199,836        234,184
 250,000    Goldman Sachs & Company                               8.00%         3/01/13          256,025        250,650
 250,000    Allstate Corp.                                        7.50%         6/15/13          218,937        243,700
                                                                                            ------------   ------------
                                                                                               1,902,139      1,934,609
                                                                                            ------------   ------------
            CONVERTIBLE BONDS 4.7%
 150,000    General Signal Corporation                            5.75%         6/01/02          147,375        165,000
 150,000    Cray Research, Inc.                                  6.125%         2/01/11          101,000        115,312
 250,000    Noram Energy                                          6.00%         3/15/12          150,600        206,875
 150,000    Ashland, Inc.                                         6.75%         7/01/14          144,000        153,000
 250,000    Cooper Industries, Inc.                               7.05%         1/01/15          240,892        273,125
                                                                                            ------------   ------------
                                                                                                 783,867        913,312
                                                                                            ------------   ------------
            NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 7.1%
   6,000    Bankers Trust New York Corporation            $       1.91                           144,495        148,500
   6,000    Barclays Bank PLC, Series E                   $       2.00                           150,000        150,000
   8,000    Boatman's Bancshares Pfd                      $       1.75                           243,245        382,000
   5,000    The Bear Stearns Companies, Inc. Pf,
             Series C                                     $       1.90                           125,000        120,625
   5,000    Community First Bankshares, Inc.              $       1.75                           125,000        183,750
   2,500    J. P. Morgan & Co., Series A, Adj Rate Pf     $       5.00                           143,720        185,000
   4,000    Provident Life & Accident Insurance Co. Pf    $      2.025                           100,000        101,125
   2,000    St. Paul Capital Pf                           $       3.00                           100,000        107,500
                                                                                            ------------   ------------
                                                                                               1,131,460      1,378,500
                                                                                            ------------   ------------
            TOTAL FIXED INCOME SECURITIES 34.1%                                             $  6,260,919   $  6,646,342
                                                                                            ------------   ------------
                                                                                            ------------   ------------

  FACE                                                                      MARKET
 AMOUNT                    COMMON STOCK                       COST          VALUE
---------   ------------------------------------------    ------------   ------------
            BASIC INDUSTRIES 7.2%
   5,000    Cooper Industries, Inc.                       $    171,431   $    216,250
   3,802    Delta Air Lines, Inc.                              262,308        273,744
  12,000    Graco Inc.                                         147,460        225,000
   5,000    Ingersoll-Rand Company                              61,341        237,500
   8,000    Pentair, Inc.                                       51,782        212,000
   5,000    Weyerhaeuser Company                               135,368        230,625
                                                          ------------   ------------
                                                               829,690      1,395,119
                                                          ------------   ------------
            CONSUMER 12.1%
   7,000    American Greetings Class A                         189,500        200,375
   5,000    Briggs & Stratton Corporation                       61,116        221,875
   3,000    ConAgra, Inc.                                       94,063        147,750
   5,000    Deluxe Corp.                                       132,596        188,750
   3,000    The Dun & Bradstreet Corporation                   146,260        178,875
   2,000    Eastman Kodak Company                               53,573        157,000
   3,000    General Mills, Inc.                                151,030        181,125
   4,000    Genuine Parts Company                              112,272        175,000
   6,000    Hershey Foods Corporation                          146,610        301,500
   8,000    Hormel (Geo. A.) & Company                         166,210        187,000
  10,000    Jostens, Inc.                                      199,575        208,750
  10,000    Sturm, Ruger & Co., Inc.                            42,220        196,250
                                                          ------------   ------------
                                                             1,495,025      2,344,250
                                                          ------------   ------------
            ENERGY 6.3%
   4,000    Amoco Corporation                                  140,723        282,000
   2,000    Exxon Corporation                                   20,793        166,500
   2,500    Mobil Corporation                                   54,750        289,375
   5,000    Murphy Oil Corporation                             139,408        241,250
   3,000    Schlumberger, Limited                              105,048        253,500
                                                          ------------   ------------
                                                               460,722      1,232,625
                                                          ------------   ------------
            FINANCIAL 14.6%
   5,000    American Express Company                            99,215        231,250
   5,000    First Bank System, Inc.                             58,358        334,375
   5,000    Firstar Corp.                                      163,175        241,250
   3,375    Jefferson-Pilot Corp.                               60,323        174,656
   6,000    Merrill Lynch & Co., Inc.                           99,319        395,250
   4,000    J.P. Morgan & Co., Inc.                            102,082        355,500
  20,000    Norwest Corporation                                 94,825        815,000
   6,000    ReliaStar Financial Corporation                    110,625        285,000
                                                          ------------   ------------
                                                               787,922      2,832,281
                                                          ------------   ------------
            HEALTH CARE 9.2%
   6,000    American Home Products Corporation                 182,542        382,500
   5,000    Baxter International Inc.                           76,524        232,500
   4,000    Bristol-Myers Squibb Company                       205,562        385,500
  10,000    Pfizer Inc.                                        136,357        791,250
                                                          ------------   ------------
                                                               600,985      1,791,750
                                                          ------------   ------------

  FACE                                                                      MARKET
 AMOUNT                    COMMON STOCK                       COST          VALUE
---------   ------------------------------------------    ------------   ------------
            TECHNOLOGY 9.8%
   5,000    AMP Incorporated                              $    133,605   $    193,750
   7,000    Corning Inc.                                       188,965        273,000
   3,000    Emerson Electric Co.                               128,697        270,375
   5,000    Honeywell Inc.                                      90,716        315,625
   2,000    International Business Machines
             Corporation                                        96,740        249,000
  10,000    MTS Systems Corporation                             81,500        197,500
   3,000    Minnesota Mining & Manufacturing Company            75,000        209,250
  10,000    National Computer Systems, Inc.                    121,380        205,000
                                                          ------------   ------------
                                                               916,603      1,913,500
                                                          ------------   ------------
            UTILITIES 3.2%
   7,000    GTE Corporation                                     96,007        269,500
   5,000    Texas Utilities Company                            183,482        198,750
   5,000    U S West Communications                            111,040        149,375
                                                          ------------   ------------
                                                               390,529        617,625
                                                          ------------   ------------
            TOTAL COMMON STOCK 62.4%                      $  5,481,476   $ 12,127,150
                                                          ------------   ------------
            Other Assets in Excess of Liabilities 3.5%                        672,114
                                                                         ------------
            NET ASSETS 100%                               $ 11,742,395   $ 19,445,606
                                                          ------------   ------------
                                                          ------------   ------------

STATEMENT OF NET ASSETS AT SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS
Investments as annexed, at market value (cost $9,298,942).....................................   $ 16,353,568
U.S. Governments (cost $2,443,453)............................................................      2,419,921
Cash..........................................................................................        568,837
Dividends and interest receivable.............................................................        101,528
Receivables for securities sold, not yet delivered............................................              0
Prepaid expense...............................................................................         12,921
                                                                                                 ------------
                                                                                                 $ 19,456,775
LIABILITIES
Accrued management fee....................................................  $   9,720
Accrued custodian and transfer agent fee..................................      1,449
Payable for securities purchased, not yet received........................          0                  11,169
                                                                            ---------            ------------
NET ASSETS
Equivalent to $70.75 per share on 274,862 shares outstanding..................................   $ 19,445,606
                                                                                                 ------------
                                                                                                 ------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

NET ASSETS, December 31, 1995.................................................................   $ 16,978,753
Net investment income, per statement below................................  $ 451,215
Net accrued income in price of shares sold and repurchased................      3,255
                                                                            ---------
                                                                              454,470
Distribution to shareholders..............................................    416,345                  38,125
                                                                            ---------
Fund shares issued and repurchased:
  Received for 33,101 shares issued.......................................  2,226,606
  Paid for 17,875 shares repurchased......................................  1,197,194               1,029,412
                                                                            ---------
Increase in unrealized net appreciation (depreciation) of investments.........................      1,208,275
Net gain or (loss) realized from sales of securities..........................................        191,041
Distribution from net realized gain...........................................................              0
                                                                                                 ------------
NET ASSETS, September 30, 1996................................................................   $ 19,445,606
                                                                                                 ------------
                                                                                                 ------------

--------------------------------------------------------------------------------
STATEMENT OF NET INVESTMENT INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME
Dividends.....................................................................................   $    309,965
Interest......................................................................................        276,599
                                                                                                 ------------
                                                                                                      586,564

EXPENSES
Management fee (Note A)...................................................  $  82,701
Fees and expenses of custodian, transfer agent and dividend disbursing
 agent (Note A)...........................................................     19,516
Legal and auditing fees and expenses......................................     11,269
Insurance.................................................................      2,146
Other Fees and Expenses...................................................     19,717                 135,349
                                                                            ---------            ------------
NET INVESTMENT INCOME.........................................................................   $    451,215
                                                                                                 ------------
                                                                                                 ------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Mairs and Power, Inc. which serves as transfer agent. Directors of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended during this period totaling $3,712. No compensation was paid to any other officer or director of the Fund.

SUPPLEMENTARY INFORMATION: 1) No provision has been made for Federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 2) Purchases and sales of investment securities during the nine months ended September 30, 1996 aggregated $2,132,461 and $1,130,533 respectively.

         --------------------------------------------------------------

                                MAIRS AND POWER

                               INCOME FUND, INC.

                          ---------------------------

                                 A NO-LOAD FUND

                      W-2062 FIRST NATIONAL BANK BUILDING,
                332 MINNESOTA STREET, ST. PAUL, MINNESOTA 55101

                                  612-222-8478

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                     PER SHARE
                                                    -------------------------------------------
                                                                  DISTRIBUTIONS     DIVIDENDS
                                                                   OF REALIZED      FROM NET
                         SHARES       TOTAL NET      NET ASSET     SECURITIES      INVESTMENT
       DATES          OUTSTANDING       ASSETS         VALUE          GAINS          INCOME
--------------------  ------------   ------------   -----------  ---------------  -------------
Dec. 31, 1986             126,862       5,395,111        42.53           3.74            1.95
Dec. 31, 1987             147,717       5,772,298        39.08           2.18            2.11
Dec. 31, 1988             158,713       6,569,555        41.39           0.84            2.23
Dec. 31, 1989             172,243       7,886,058        45.78           0.66            2.15
Dec. 31, 1990             183,079       8,075,488        44.11           0.13            2.13
Dec. 31, 1991             200,138      10,676,264        53.34           0.00            1.99
Dec. 31, 1992             214,336      11,535,822        53.82           0.60            1.99
Dec. 31, 1993             238,430      13,441,576        56.38           1.25            1.98
Dec. 31, 1994             247,484      12,972,976        52.42           0.74            2.06
Dec. 31, 1995             259,636      16,978,753        65.39           0.55            2.04
Sept. 30, 1996            274,862      19,445,606        70.75                           1.55

No adjustment has been made for any income tax payable by stockholders on capital gains distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

    AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30, 1996) ARE AS FOLLOWS:

          1 YEAR: +16.1%        5 YEARS: +12.2%        10 YEARS: +11.6%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

  William B. Frels    George A. Mairs, III        Peter G. Robb        Lisa J. Hartzell
   President and         Secretary and         Vice-President and          Treasurer
      Director              Director                Director

 Litton E.S. Field                  Donald E. Garretson                J. Thomas Simonet
      Director                           Director                          Director

                                MAIRS AND POWER

                               INCOME FUND, INC.